Mairs and Power

Balanced Fund, Inc.

1st Quarter Report

March 31, 2007

May 17, 2007

To Our Shareholders:

FIRST QUARTER RESULTS

During the first quarter, the Balanced Fund performed reasonably well in a period characterized by slowing economic growth, stable interest rates and a nearly flat overall stock market. The Fund achieved a total investment return of 1.0% compared to lower major equity market index returns of -0.3% and 0.6% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index and a higher 1.5% return for the Lehman Bros. Gov’t/Credit Bond Index. The Fund equaled its benchmark composite index (60% S & P 500 and 40% Lehman Bros. Gov’t/Credit Index) return of 1.0% and slightly under-performed a peer group average return of 1.5% for a universe of balanced funds as reported by the Wall Street Journal.

The overall economy, as measured by Gross Domestic Product, produced a relatively modest 1.3% (preliminary basis) real rate of growth in the first quarter compared to 2.5% in the fourth quarter of last year. Major factors contributing to the declining growth rate included continuing weakness in residential investment, sluggish business investment trends and a widening trade deficit. Consumer spending held up surprisingly well, increasing at a 3.8% annual rate compared to a somewhat stronger 4.2% rate in last year’s final quarter. Although growth has slowed from recent quarters, corporate profits for S & P 500 companies are believed to have increased at a better than expected rate in the area of 8%. However, currency translation gains and stronger overseas results are believed to have been significant contributing factors. In addition, continuing aggressive corporate stock repurchase programs have been an important factor in influencing earnings on a per share basis.

With inflationary pressures reasonably well contained up to this point, the Federal Reserve has maintained its overnight discount rate at 5.25% since June of last year. However, the core inflation rate continues to be slightly above the Fed’s longer term unofficial target of 1-2%. Longer term interest rates have similarly remained remarkably stable with the long end of the yield curve actually below the short end, resulting in a slight inversion. This suggests that the bond market is less concerned about the outlook for inflation than the Fed appears to be.

Reflecting increased uncertainty in the outlook for the economy, the overall stock market struggled during the first quarter. Consequently, the more defensive sectors such as consumer staples, health care and utilities (electric and telecommunications) performed the best while some of the more cyclically sensitive sectors, such as consumer cyclicals and technology, performed the worst. Notable exceptions to this pattern included some basic industry groups (construction materials, metals and mining) that benefited from strong international demand and merger and acquisition activity. Financials under-performed because of the relatively flat yield curve and an increase in credit problems, primarily related to housing. Among holdings in the Fund, Sturm, Ruger (+40.1%), Corning (+21.5%), Briggs & Stratton (+14.5%) and Baxter Int’l (+13.5%) performed best while Merrill Lynch (-12.3%), Johnson & Johnson (-8.7%), Home Depot (-8.5%) and American Express (-7.0%) fared the worst.

Future Outlook

While the recent slowdown in economic growth seems likely to continue over the immediate future given the dampening effects of the decline in residential construction, longer term trends remain favorable. As long as total employment continues to expand, personal income should also trend higher and result in continued consumer spending growth. The likelihood of compensation increases will also be an important factor in helping to offset the negative effect of recent fuel price increases. Business spending is expected to show some pick-up in response to such factors as rising export demand resulting from stronger international growth, the continual need to remain competitive in the global market place and a relatively high level of corporate liquidity available to finance expenditures. Although below the extraordinary rates of growth shown during recent years, corporate earnings should nevertheless continue to increase at least in line with a historical rate in the area of 7% with the help of stronger foreign growth and currency translation gains.

Unless the rate of inflation begins to ratchet upward or the U. S. Dollar experiences unexpected weakness in world currency markets, the environment for interest rates would seem to be relatively benign. Fed action to lower rates may occur only in the event of greater than expected economic weakness and/or a reduced threat of inflation. As a result bond market returns are expected to be very close to the underlying bond coupon rates.

The outlook for the stock market continues to be favorable assuming continued earnings growth near historical rates and a relatively stable interest rate environment. Valuation levels remain reasonable on a historical basis despite the strong move in stock prices since last summer. In this regard, the S & P 500 Index is currently priced at approximately 16.3 times our estimate of current year earnings which is somewhat lower than past periods having a similar level of interest rates. However, the recent market strength, an increasing level of merger and acquisition activity and a shorter time horizon on the part of a growing number of investors, all seem to suggest higher volatility in the months to come.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

FUND performance (unaudited)

Ten years of investment performance (through March 31, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	7.02%	7.92%	10.00%	10.47%
S&P 500	11.83%	6.27%	8.20%	10.76%
Composite Index	9.65%	6.61%	8.09%	9.73%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)	March 31, 2007

Portfolio Managers

William B. Frels, lead manager since 1992 University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006 University of Wisconsin-Madison, MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$63.26
Expense Ratio (Dec. 31, 2006)	0.79%
Portfolio Turnover Rate (Dec. 31, 2006)	6.86%
Sales Charge	None (1)
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets)(2)

3M Co.	3.2%
Emerson Electric Co.	2.9
H. B. Fuller Co.	2.6
Wells Fargo & Co.	2.5
The Valspar Corp.	2.4
Graco Inc.	2.1
Pentair, Inc.	1.9
Schlumberger, Ltd.	1.9
ConocoPhillips	1.9
Baxter International Inc.	1.8

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 34.1%
Federal Agency Obligations	23.8%
Corporate Bonds	9.3
Asset-Backed Securities	0.8
Convertible Corporate Bonds	0.2

Common Stock 63.7%
Financial	12.4
Health Care	8.2
Energy	7.2
Technology	7.0
Basic Industries	6.5
Capital Goods	6.0
Consumer Staple	5.4
Diversified	4.7
Consumer Cyclical	3.5
Transportation	1.4
Utilities	1.4

Short-Term Investments 2.2%*	2.2
100.0%

* Represents short-term investments and other assets and liabilities (net).

(1) Although the Fund is no-load, investment management fees and other expenses still apply.

(2) All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)	March 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 34.1%

	FEDERAL AGENCY OBLIGATIONS 23.8%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$495,012
500,000	Federal Farm Credit Bank	6.00%	11/02/15	499,452
500,000	Federal Farm Credit Bank	6.05%	04/18/16	500,928
500,000	Federal Farm Credit Bank	6.20%	11/08/21	496,522
500,000	Federal Home Loan Bank	5.00%	03/28/11	496,025
250,000	Federal Home Loan Bank	5.00%	12/20/11	247,508
250,000	Federal Home Loan Bank	5.44%	12/23/14	247,795
500,000	Federal Home Loan Bank	5.25%	02/17/15	492,930
500,000	Federal Home Loan Bank	5.55%	05/04/15	496,339
500,000	Federal Home Loan Bank	6.04%	05/15/15	499,873
500,000	Federal Home Loan Bank	5.60%	08/24/15	496,515
500,000	Federal Home Loan Bank	6.00%	11/17/15	499,864
500,000	Federal Home Loan Bank	6.25%	04/25/16	500,182
500,000	Federal Home Loan Bank	6.00%	12/28/16	498,900
500,000	Federal Home Loan Bank	5.55%	02/15/18	492,696
300,000	Federal Home Loan Bank	5.70%	02/20/18	296,936
500,000	Federal Home Loan Bank	5.70%	03/23/18	494,798
250,000	Federal Home Loan Bank	5.65%	08/13/18	246,695
500,000	Federal Home Loan Bank	6.00%	07/26/19	496,630
500,000	Federal Home Loan Bank	6.35%	11/16/21	498,451
500,000	Federal Home Loan Bank	5.75%	03/23/22	488,734
500,000	Federal Home Loan Bank	6.00%	08/25/22	493,390
500,000	Federal Home Loan Bank	6.00%	09/01/22	493,310
500,000	Federal Home Loan Mortgage Corp.	6.00%	08/23/13	500,189
500,000	Federal Home Loan Mortgage Corp.	6.00%	11/07/13	500,007
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/10/14	499,411
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/04/16	498,266
440,000	Federal Home Loan Mortgage Corp.	6.00%	10/17/16	438,713
500,000	Federal Home Loan Mortgage Corp.	6.00%	02/08/17	498,646
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	02/21/17	996,189
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	493,453
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/26/20	493,302
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	244,370
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/14/22	491,094
250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	245,054
500,000	Federal National Mortgage Association	6.00%	09/25/14	499,914
500,000	Federal National Mortgage Association	5.55%	06/08/15	496,500

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	5.55%	06/29/15	$496,424
500,000	Federal National Mortgage Association	6.00%	11/23/15	499,417
500,000	Federal National Mortgage Association	6.00%	02/02/16	499,325
500,000	Federal National Mortgage Association	6.00%	11/17/16	499,327
500,000	Federal National Mortgage Association	6.00%	12/08/16	498,426
500,000	Federal National Mortgage Association	5.40%	02/23/17	491,893
500,000	Federal National Mortgage Association	5.60%	03/28/17	495,411
250,000	Federal National Mortgage Association	5.50%	04/08/19	244,893
250,000	Federal National Mortgage Association	5.52%	04/12/19	245,048
250,000	Federal National Mortgage Association	6.00%	05/03/19	248,850
250,000	Federal National Mortgage Association	6.00%	05/24/19	248,619
500,000	Federal National Mortgage Association (f)	5.00%	07/26/19	493,779
250,000	Federal National Mortgage Association	5.63%	08/05/19	245,865
500,000	Federal National Mortgage Association (f)	5.50%	02/10/20	492,991
500,000	Federal National Mortgage Association (f)	5.50%	02/27/20	493,368
500,000	Federal National Mortgage Association	5.50%	02/28/20	488,449
500,000	Federal National Mortgage Association	5.65%	03/09/20	490,955
500,000	Federal National Mortgage Association	5.75%	03/09/20	492,661
500,000	Federal National Mortgage Association	5.75%	03/16/20	492,222
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	996,525
500,000	Federal National Mortgage Association	6.00%	04/28/20	496,198
500,000	Federal National Mortgage Association	6.00%	05/19/20	496,163
500,000	Federal National Mortgage Association	5.81%	06/30/20	493,152
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	983,349
500,000	Federal National Mortgage Association	6.00%	08/10/20	495,345
500,000	Federal National Mortgage Association	6.00%	08/18/20	495,320
500,000	Federal National Mortgage Association	6.00%	08/25/20	495,298
500,000	Federal National Mortgage Association	6.00%	10/13/20	495,136
500,000	Federal National Mortgage Association	6.25%	02/23/21	497,592
400,000	Federal National Mortgage Association	6.00%	08/16/22	394,350
500,000	Federal National Mortgage Association	6.00%	03/21/25	492,201
500,000	Federal National Mortgage Association	6.00%	04/04/25	491,799
500,000	Federal National Mortgage Association	6.00%	06/02/25	492,083
500,000	Federal National Mortgage Association	6.00%	07/11/25	492,013
500,000	Federal National Mortgage Association	6.00%	10/06/25	491,526
				34,320,566

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS 9.3%
	FINANCIAL 4.7%
$250,000	Bankers Trust NY Corp.	6.70%	10/01/07	$251,483
248,000	Ford Motor Credit Co.	7.375%	10/28/09	247,544
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	256,605
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	251,379
250,000	Ford Motor Credit Co.	5.30%	04/20/11	218,805
250,000	Household Finance Corp.	6.375%	10/15/11	260,602
200,000	Ford Motor Credit Co.	7.00%	11/26/11	183,655
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	251,178
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	281,549
250,000	Allstate Corp.	7.50%	06/15/13	277,922
500,000	Harleysville Group	5.75%	07/15/13	491,543
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	491,546
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	292,331
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	241,259
250,000	Lincoln National Corp.	7.00%	03/15/18	275,357
500,000	General Electric Capital Corp.	6.35%	05/12/18	507,612
500,000	Provident Cos.	7.00%	07/15/18	518,890
250,000	Berkley (WR) Corp.	6.15%	08/15/19	252,696
250,000	Household Finance Corp.	5.25%	06/15/23	227,543
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	291,834
250,000	Provident Cos.	7.25%	03/15/28	261,280
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	512,626
				6,845,239
	INDUSTRIAL 3.5%
350,000	Corning Inc.	6.30%	03/01/09	355,967
500,000	SUPERVALU Inc.	7.875%	08/01/09	524,594
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	270,603
250,000	Hertz Corp.	7.40%	03/01/11	250,000
250,000	General Foods Corp.	7.00%	06/15/11	250,206
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	261,563
200,000	Ford Motor Co.	9.50%	09/15/11	200,000
250,000	Bombardier Inc. (a)(e)	6.75%	05/01/12	248,750
250,000	General Motors Corp.	7.125%	07/15/13	233,750
250,000	Willamette Industries	7.125%	07/22/13	267,042
250,000	Maytag Corp.	5.00%	05/15/15	235,640

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Servicemaster Co.	7.10%	03/01/18	$226,225
250,000	DaimlerChrysler NA Holding Corp.	5.65%	06/15/18	234,966
350,000	PPG Industries	7.40%	08/15/19	399,855
500,000	Wyeth	6.45%	02/01/24	524,662
500,000	Toro Co.	7.80%	06/15/27	527,751
				5,011,574
	UTILITIES 1.1%
250,000	Xcel Energy Inc.	7.00%	12/01/10	265,314
250,000	TECO Energy, Inc.	7.00%	05/01/12	263,750
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	268,373
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	242,895
250,000	South Jersey Gas Co.	7.125%	10/22/18	272,906
250,000	United Utilities PLC(e)	5.375%	02/01/19	239,532
				1,552,770
	TOTAL CORPORATE BONDS			13,409,583

	ASSET-BACKED SECURITIES 0.8%
	EQUIPMENT LEASES 0.8%
250,000	Continental Airlines	6.32%	11/01/08	252,344
450,000	Northwest Airlines (d)	6.841%	04/01/11	450,562
250,000	American Airlines Inc.	7.858%	10/01/11	272,050
204,604	General American Transportation	7.50%	02/28/15	201,992
				1,176,948
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
226,200	Noram Energy	6.00%	03/15/12	226,765

	TOTAL FIXED INCOME SECURITIES (cost $48,728,875)			$49,133,862

Shares	Security Description	Market Value
	COMMON STOCKS 63.7%

	BASIC INDUSTRIES 6.5%
65,000	Bemis Co., Inc.	$2,170,350
138,000	H. B. Fuller Co.	3,763,260
125,000	The Valspar Corp.	3,478,750
		9,412,360
	CAPITAL GOODS 6.0%
76,000	Graco Inc.	2,976,160
20,000	Ingersoll-Rand Co. Ltd. (e)	867,400
50,000	MTS Systems Corp.	1,942,000
90,000	Pentair, Inc.	2,804,400
		8,589,960
	CONSUMER CYCLICAL 3.5%
65,000	Briggs and Stratton Corp.	2,005,250
15,000	Genuine Parts Co.	735,000
51,000	Home Depot, Inc.	1,873,740
30,000	Sturm, Ruger & Co., Inc. (b)	403,500
		5,017,490
	CONSUMER STAPLE 5.4%
37,000	General Mills, Inc.	2,154,140
12,000	The Hershey Co.	655,920
60,000	Hormel Foods Corp.	2,231,400
25,000	Kimberly-Clark Corp.	1,712,250
25,000	SUPERVALU Inc.	976,750
		7,730,460
	DIVERSIFIED 4.7%
60,000	General Electric Co.	2,121,600
60,000	3M Co.	4,585,800
		6,707,400
	ENERGY 7.2%
25,000	BP p.l.c. ADR (c) (e)	1,618,750
40,000	ConocoPhilips	2,734,000
26,000	Exxon Mobil Corp.	1,961,700
25,000	Murphy Oil Corp.	1,335,000
40,000	Schlumberger, Ltd. (e)	2,764,000
		10,413,450

Shares	Security Description	Market Value
	COMMON STOCKS (continued)

	FINANCIAL 12.4%
15,000	American Express Co.	$846,000
30,000	Associated Banc-Corp.	1,008,000
20,000	Bank of America Corp.	1,020,400
45,000	JPMorgan Chase & Co., Inc.	2,177,100
20,000	Lincoln National Corp.	1,355,800
31,000	Merrill Lynch & Co., Inc.	2,531,770
50,000	TCF Financial Corp.	1,318,000
38,000	The Travelers Companies, Inc.	1,967,260
55,000	U.S.Bancorp	1,923,350
106,000	Wells Fargo & Co.	3,649,580
		17,797,260
	HEALTH CARE 8.2%
50,000	Baxter International Inc.	2,633,500
50,000	Bristol-Myers Squibb Co.	1,388,000
41,000	Eli Lilly & Co.	2,202,110
26,000	Johnson & Johnson	1,566,760
90,000	Pfizer Inc.	2,273,400
35,000	Wyeth	1,751,050
		11,814,820
	TECHNOLOGY 7.0%
70,000	Corning Inc. (b)	1,591,800
10,000	eFunds Corp. (b)	266,600
98,000	Emerson Electric Co.	4,222,820
57,000	Honeywell International Inc.	2,625,420
15,000	International Business Machines Corp.	1,413,900
		10,120,540
	TRANSPORTATION 1.4%
29,000	United Parcel Service, Inc. - Cl B	2,032,900

	UTILITIES 1.4%
29,000	Verizon Communications Inc.	1,099,680
40,000	Xcel Energy Inc.	987,600
		2,087,280

	TOTAL COMMON STOCKS (cost $53,888,237)	$91,723,920

Shares	Security Description	Market Value

	SHORT-TERM INVESTMENTS 1.7%

2,436,644	First American Prime Obligations Fund, Class Z (cost $2,436,644)	$2,436,644

	TOTAL INVESTMENTS 99.5% (cost $105,053,756)	$143,294,426

	OTHER ASSETS AND LIABILITIES (NET) 0.5%	755,429

	TOTAL NET ASSETS 100%	$144,049,855

(a)          Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors. As of March 31, 2007, these securities represented 1.1% of total net assets.

(b)         Non-income-producing.

(c)        American Depository Receipt.

(d)         Security is in default as of March 31, 2007.

(e)          Foreign security denominated in U.S. dollars.

(f)            Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of March 31, 2007.

See accompanying ‘Notes to Schedule of Investments’.

Notes to Schedule of Investments (unaudited)	March 31, 2007

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of March 31, 2007, no securities in the Fund were valued using this method.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At March 31, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $38,240,670 of which $38,766,635 represented appreciated investment securities and $525,965 represented depreciated investment securities.

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Mairs and Power Balanced Fund, Inc.

Established 1961

A No-Load Fund

For Shareholder Services

Call (800) 304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Bert J. McKasy, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director